UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2026

 ____________________________________________________________________
CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on April 29, 2026. At the Annual Meeting, the Company’s shareholders were requested to: (1) elect eleven directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2027 Annual Meeting of Shareholders; (2) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2026 (the “Definitive Proxy Statement”); and (3) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.
The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Definitive Proxy Statement:
1.Each of the directors that were up for election was elected for a term of one year. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Douglas Brooks	48,210,389	177,187	96,905	3,272,458
Daniel Brown	48,340,863	48,130	95,488	3,272,458
Susan Cunningham	48,028,863	357,827	97,791	3,272,458
Ian Dundas	48,333,610	52,461	98,410	3,272,458
Hilary Foulkes	48,316,465	70,956	97,060	3,272,458
Kevin McCarthy	48,088,115	298,751	97,615	3,272,458
Samantha McKinney	47,315,063	1,071,511	97,907	3,272,458
Ward Polzin	48,308,523	79,318	96,640	3,272,458
Jeffrey Sheets	48,062,813	323,809	97,859	3,272,458
Anne Taylor	47,938,257	440,633	105,591	3,272,458
Marguerite Woung-Chapman	48,043,205	343,487	97,789	3,272,458
2.The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
47,850,401	424,134	209,946	3,272,458
3.PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2026. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
51,395,462	254,820	106,657

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: May 1, 2026	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary